Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND LIMITED CONSENT

THIS AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND LIMITED CONSENT, dated as of May 8, 2007 (this “Amendment and Consent”), is made by and among BOWIE RESOURCES, LLC, a Delaware limited liability company (the “Borrower”); COLORADO HOLDING COMPANY, INC., a Delaware corporation (“CHC”); BOWIE RESOURCES MANAGEMENT PARTNER, LLC, a Nevada limited liability company (“BRMP” and together with the Borrower and CHC, collectively the “Loan Parties”); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent (the “Agent”) for the lenders (the “Lenders”) party from time to time to the Credit Agreement described below and, for itself, as a Lender. Capitalized terms used in this Amendment and Consent and not otherwise defined herein have the same meanings as set forth in the Credit Agreement, as amended hereby.

 W I T N E S S E T H:

WHEREAS, the Loan Parties, the other Credit Parties signatory thereto from time to time, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of December 20, 2006 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) pursuant to which the Lenders made certain loans and certain other extensions of credit to the Borrower;

WHEREAS, the Borrower currently owns Three Thousand Six Hundred Ninety-One (3,691) shares of the capital stock (Class 2 Stock) of The Fire Mountain Canal and Reservoir Company as represented by Certificate Nos. 2969, 2970, 2971, and 2972 (collectively, the “Water Shares”).

WHEREAS, the Agent, in its capacity as agent for itself and the Lenders, has a perfected security interest in the Borrower’s right, title and interest in, to and under the Water Shares (the “Water Shares Lien”) pursuant to that certain Deed of Trust, Assignment of Production, Security Agreement, Financing Statement, Fixture Filing and As-Extracted Collateral Filing dated as of December 19, 2006 among Borrower, the Public Trustee of Delta County, Colorado and the Agent (the “Deed of Trust”);

WHEREAS, the Borrower will agree to cause the Water Shares to be transferred to Keith H. Sieber (the “Water Shares Transfer”) pursuant to that certain Water Rights Deed (Quitclaim) dated as of even date herewith by the Borrower (the “Water Rights Deed”);

WHEREAS, Section 6.8 of the Credit Agreement prohibits the sale and transfer of the Water Shares without the prior written consent of the Lenders;

WHEREAS, the Borrower has requested that the Agent and the Lenders (i) grant their respective consent to the Water Shares Transfer, the execution and delivery of the Water Rights

Deed and the execution and delivery of that certain Amendment of Water Use Agreement (the “Amendment of Water Use Agreement”) dated as of even date herewith by and between the Borrower and the Agent that amends the Water Use Agreement recorded under Reception No. 610725 in the records of Delta County, Colorado (the “Consent”) and (ii) agree to certain amendments to the Credit Agreement, all as more particularly set forth herein;

WHEREAS, the Agent and the Lenders are willing to grant the Consent and amend certain terms and provisions of the Credit Agreement on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Amendment. Section 6.16 of the Credit Agreement is hereby amended by adding thereto in the appropriate order the following additional clause:

“(c)                          The Borrower shall not (i) change or amend any of the terms of that certain Water Use Agreement dated as of May 8, 2007 by and between the Borrower and Keith H. Sieber (the “Water Use Agreement”), (ii) terminate the Water Use Agreement prior to the satisfaction in full of all Obligations or (iii) consent to the transfer of the Water Shares (as such term is defined in the Water Use Agreement), in each case, without the prior written consent of the Agent.”

2.                                       Consent. Subject to Section 3 herein, the Agent and the Lenders hereby acknowledge and consent to the following: (i) the execution and delivery by the Borrower of the Water Use Agreement dated as of even date herewith by and between the Borrower and Keith H. Sieber in the form attached hereto as Exhibit A (the “Water Use Agreement”), (ii) the release of the Water Shares Lien pursuant to that certain Request for Partial Release of Deed of Trust and Partial Release in connection with the Delta County, Colorado recorded Deed of Trust with recording number 610671, dated as of even date herewith, and that certain UCC-3 Financing Statement Amendment partially terminating that certain Delta County, Colorado recorded Deed of Trust, filed as a fixture filing, with recording number 610672, with respect to the Water Shares Lien (collectively, the “Deed of Trust Releases” and each, a “Deed of Trust Release”); (iii) the Water Shares Transfer pursuant to the terms of the Water Rights Deed, (iv) the execution and delivery by the Borrower of the Water Rights Deed and (v) the execution and delivery by the Borrower of the Amendment of Water Use Agreement.

3.                                       Conditions Precedent. This Amendment and Consent shall not become effective until the date (the “Effective Date”) on which the following have been completed:

(a)                                  the Borrower and Keith H. Sieber have executed and delivered to the Agent counterparts of the Water Use Agreement and that certain Memorandum of Agreement (Water Use Agreement) dated as of or about the date hereof; and

(b)                                 the Borrower has delivered to the Agent executed counterparts of the Water Rights Deed and the Amendment of Water Use Agreement.

4.                                       Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment and Consent, each Loan Party hereby represents and warrants that as of the date hereof:

(a)                                  all representations and warranties made under the Credit Agreement and the other Loan Documents, to the extent applicable to such Loan Party, shall be deemed to be made, and shall be true and correct in all respects, at and as of the Effective Date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects as of such earlier date, or previously fulfilled in accordance with the terms hereof;

(b)                                 there exists no Default or Event of Default under the Credit Agreement or any of the Loan Documents;

(c)                                  the execution and delivery by the Loan Parties of this Amendment and Consent, (i) are within the powers of the Loan Parties, as applicable, (ii) have been duly authorized by all necessary action on the part of the Loan Parties, as applicable, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (A) any provision of law or the certificate of incorporation or by-laws or operating agreement or other organizational documents of the Loan Parties, as applicable, or (B) any agreement, judgment, injunction, order, decree or other instrument binding upon the Loan Parties or any of their respective Subsidiaries; and

(d)                                 this Amendment and Consent has been duly executed and delivered by the duly authorized officers of each Loan Party, and this Amendment and Consent and the Credit Agreement as amended hereby are the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

All representations and warranties made under this Amendment and Consent shall survive, and not be waived by, the execution of this Amendment and Consent by the Lenders and the Agent, any investigation or inquiry by any Lender or the Agent, or the making of any loans under the Credit Agreement.

5.                                       Acknowledgment and Reaffirmation. The Loan Parties hereby reaffirm and ratify in all respects, as of the Effective Date, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and Consent and the transactions contemplated thereby. Except as amended by this Amendment and Consent, the Deed of Trust Releases and the Amendment of Water Use Agreement, as applicable, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their respective terms and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to the Lenders and the Agent, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity. This Amendment and Consent shall not be construed to (i) impair the validity, perfection or priority of any lien or security interests securing the Obligations; (ii) waive or impair any rights, powers or remedies of the Agent or the Lenders under the Credit Agreement and the other Loan Documents; (iii) constitute an agreement by the Agent or the Lenders or require the Agent or the Lenders to extend the time for payment of any of the Obligations; or (iv) constitute a waiver of any right of the Agent or the Lenders to insist on strict compliance by the Credit Parties with each and every term, condition and covenant of this Amendment and Consent and the other Loan Documents in accordance therewith.

6.                                       Course of Dealing, Etc. Each Loan Party hereby acknowledges and agrees that the execution, delivery and performance of this Amendment and Consent by the Agent and the Lenders do not and shall not create (nor shall the Loan Parties rely upon the existence of or claim or assert that there exists) any obligation of the Agent or the Lenders to consider or agree to any other amendment of or consent with respect to, any of the Loan Documents, or any other instrument or agreement to which the Agent or any Lender is a party (collectively, a “Modification or Waiver”), and in the event that the Agent or any of the Lenders subsequently agree to consider any requested Modification or Waiver, neither the existence of this Amendment and Consent nor any other conduct of the Agent or any of the Lenders related hereto, shall be of any force or effect on the Agent’s or any of the Lenders’ consideration or decision with respect to any such requested Modification or Waiver, and the Agent and the Lenders shall not have any obligation whatsoever to consider or agree to any such Modification or Waiver.

7.                                       Miscellaneous.

(a)                                  Loan Document Pursuant to Credit Agreement. This Amendment and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

(b)                                 Counterparts. This Amendment and Consent may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.

(c)                                  Governing Law. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(d)                                 Lenders. The Agent acknowledges and agrees that its execution of this Amendment and Consent as Agent and as a Lender constitutes the approval and consent of the Agent and the Requisite Lenders to the transactions herein described.

(e)                                  Relationship of the Parties. The relationship of the Loan Parties and the Agent has been and shall continue to be, at all times, that of debtors and creditors and not as joint venturers or partners. Nothing contained in this Amendment and Consent, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any other Loan Document shall be deemed or construed to create a fiduciary relationship between or among the parties.

(f)                                    Further Actions; Successors and Assigns. Each of the Loan Parties agrees to take any further action that the Lenders or the Agent shall reasonably request from time to time in connection herewith to evidence the agreements set forth herein. This Amendment and Consent shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment and Consent to be executed by their respective duly authorized representatives as of the day and year first above written.

BOWIE RESOURCES, LLC

By:	/s/ Scott Dyer
Name:	Scott Dyer
Title:	CFO

COLORADO HOLDING COMPANY, INC.

By:	/s/ Stephen Addington
Name:	Stephen Addington
Title:	President

BOWIE RESOURCES MANAGEMENT PARTNER, LLC

By:	/s/ Keith H. Sieber
Name:	Keith H. Sieber
Title:	President

[Signature Page to Amendment No. 2 and Limited Consent]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Matthew A. Toth, III
Name:	Mathew A. Toth, III
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 and Limited Consent]

EXHIBIT A

WATER USE AGREEMENT

This WATER USE AGREEMENT (this “Agreement”), is dated as of May 8, 2007, between BOWIE RESOURCES, LLC, a Delaware limited liability company (“Bowie”), and Keith Sieber (“Sieber”).

W I T N E S S E T H

WHEREAS, Bowie currently owns Three Thousand Six Hundred Ninety-One (3,691) shares of the capital stock (Class 2 Stock) of The Fire Mountain Canal and Reservoir Company (the “Water Shares”), as represented by Certificate Nos. 2969, 2970, 2971, and 2972.

WHEREAS, the Water Shares are subject to perfected security interests granted in favor of General Electric Capital Corporation (“GECC”), in its capacity as agent for itself and the lenders party to that certain Credit Agreement between Bowie, GECC and other signatory parties thereto, dated December 20, 2006 (as amended, amended and restated, replaced, restructured or otherwise modified from time to time, the “GE Credit Agreement”).

WHEREAS, pursuant to that certain Special Warranty Deed, dated July 12, 2005, and that certain Special Warranty Deed, dated August 16, 2006, Sieber acquired certain real property from Bowie as described in Exhibit A attached hereto (the “Sieber Property”).

WHEREAS, in connection with Sieber’s acquisition of the Sieber Property, Sieber was to have received the Water Shares; provided, however, that such shares could not be transferred to Sieber because they were encumbered by a security interest in favor of Bowie’s lender at such time and that such shares were to be transferred to Sieber once (i) all coal reserves controlled by Bowie are exhausted, or (ii) such shares are not used or needed by Bowie in the conduct of its business, including, without limitation, to satisfy any then existing water augmentation plan obligations.

WHEREAS, Bowie has agreed to cause the Water Shares to be transferred to Sieber provided that Sieber executes and delivers this Agreement.

WHEREAS, it is a condition to GECC providing its consent to the transfer of the Water Shares by Bowie to Sieber, that Bowie and Sieber execute and deliver this Agreement.

WHEREAS, Bowie currently owns and operates the Bowie Mine #1 and Bowie Mine #2 and related mining facilities, sedimentation ponds and operations, as subject to and more fully described in the GE Credit Agreement and the other loan documents executed in connection therewith, and such mines and mining operations may require use of water subject to the Water Shares for future mining related operations, including expansion of such mines and operations.

WHEREAS, in order to ensure that the water subject to the Water Shares is available for use in Bowie’s mining operations if needed, as determined by Bowie, Sieber wishes to grant to Bowie, the first priority right to exclusively use all the water available under the Water Shares (“Available Water”) for purposes related to the conduct of its business.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bowie and Sieber agree as follows:

1.                                       Grant of Use of Water Rights. Sieber hereby grants to Bowie and its successors and assigns, pursuant to the terms and conditions hereof, the first priority right to exclusively use the Available Water at Bowie’s sole discretion. Sieber’s rights and interests in use of the Available Water shall be subject to and subordinated to Bowie’s first priority use of Available Water.

2.                                       Bowie has First Priority Exclusive Use. Bowie and its successors and assigns shall have first priority exclusive use of the Available Water, including the right to fully consume all Available Water to exhaustion at Bowie’s sole discretion, without any restriction or limitation on such use by Sieber’s need or use of Available Water. Bowie and its successors and assigns may elect, without advance notice to or further consent or approval from Sieber, to commence, increase, reduce, interrupt or otherwise modify its use of Available Water pursuant to this Agreement in the event Bowie determines, in its sole discretion, that all or a portion of the Available Water is needed for any purposes related to the conduct of its business; provided, however, that Bowie shall notify Sieber no less than thirty (30) days prior to commencing use of the Available Water. Bowie shall have the right to change or seek to change the water rights for and related to the Available Water, to include the water rights for the Available Water in augmentation plans, replacement plans, and temporary supply plans, and to otherwise utilize the Available Water for its purposes, all without notice to Sieber and without the necessity of obtaining Sieber’s approval or consent; provided, however, that Bowie will notify Sieber of any such change. Sieber shall fully support and cooperate with Bowie, as needed, in any efforts to change such water rights and in any proceedings initiated by Bowie to change such water rights.

3.                                       Sieber’s Duties and Obligations.

(a)                                  Sieber shall not change or seek to change the water rights for and related to the Available Water. Sieber agrees not to abandon all or any portion of the water rights for the Available Water, nor shall Sieber act or fail to act in such a manner that could be construed to be an abandonment of all or any portion of such water rights.

(b)                                 If required by Bowie in order for it to utilize all or any portion of the Available Water for Bowie’s purposes, Sieber shall retire all or portions of the Sieber Property from irrigation by the Available Water, and shall execute all documents required by Bowie to evidence and document such dry-up.

(c)                                  Sieber shall not sell, assign or transfer the Water Shares or his rights under this Agreement, nor shall he allow any use of the Available Water by third parties or on lands other than the Sieber Property, without the prior written consent of Bowie.

(d)                                 Sieber shall comply with all applicable laws, statutes, rules, regulations and orders from federal, state and local governmental agencies and officials, and all leases and agreements, water use and/or delivery contracts, State Engineer Office permits and orders, and ditch company bylaws, rules and policies relating to the Water Shares or the Available Water, as well as with all augmentation plans and water court decrees and orders to which the Water Shares or the Available Water are subject, or to which they may be subject in the future.

4.                                       Modification or Amendment. No modification or amendment to this Agreement shall be effective unless the same shall be in writing and signed by all the parties hereto.

5.                                       Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado.

6.                                       Captions. The captions and headings in this Agreement are for convenience only and shall not define, limit, or describe the scope of this Agreement or the intent of any provision thereof.

7.                                       Severability. In the event that any provision of this Agreement shall be adjudicated to be void, illegal, invalid, or unenforceable, the remaining terms and provisions of this Agreement shall not be affected hereby, and each of such remaining terms and provisions shall be valid and enforceable to the fullest extent permitted by law.

8.                                       No Consequential Damages. Except as prohibited by law, each party hereto waives any right it may have to claim or recover any special, exemplary, punitive or consequential (including business interruption) damages, or any damages other than, or in addition to, actual damages.

9.                                       Waiver. Waiver by any party herein of any breach by the other of any covenant, condition, or obligation herein or by failure to exercise any right or remedy with respect to any such breach shall not constitute a waiver or relinquishment for any further such breach or failure.

10.                                 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

11.                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same instrument.

12.                                 No Partnership, etc. Nothing in this Agreement is intended or shall be construed as constituting either of the parties as the partner of the other nor to create any partnership, mining partnership, joint venture or other relationship in which the parties shall have any duties to each other or any authority as against third parties to bind the other except as may be expressly set forth in this Agreement.

13.                                 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the respective parties hereto; provided, however, that Sieber shall not assign this Agreement or his rights hereunder to any other party without the prior written consent of Bowie.

14.                                 Notices. Wherever notice, request, or demand is required by this Agreement, it shall be served by the party giving such notice, request or demand on the party to whom directed, addressed as follows:

If to Bowie:	BOWIE RESOURCES, LLC
Post Office Box 483
43659 Bowie Road
Paonia, Colorado 81428
Attention: President
	Telephone:	(970) 929-5257
	Facsimile:	(970) 929-5256

with a copy to:	Frost Brown Todd LLC
West Main Street, Suite 2700
Lexington, Kentucky 40507
Attention: Jeffrey L. Hallos
	Telephone:	(859) 231-0000
	Facsimile:	(859) 231-0011

If to Sieber:	Keith Sieber
1326 Imperia Drive
Henderson, Nevada 89052

Any party may change its address for notice and/or add the names of successors or assigns by written notice given in accordance with this section. Any such notice, request or demand (“Notices”) shall be given (a) by personal delivery; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by nationally recognized overnight or other express courier services. All Notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours of the recipient and, if not delivered during such normal business hours, on the next business day following delivery; (ii) if by courier service, on the second (2nd) business day after dispatch thereof; and (iii) if by registered or certified mail, on the fifth (5th) business day after dispatch thereof.

15.                                 Memorandum. At the request of Bowie, Sieber shall execute and deliver to Bowie a memorandum of this Agreement, in form and substance sufficient for recording, which shall be recorded by Bowie in the real estate records of Delta County, Colorado.

16.                                 Termination. This Agreement shall terminate (a) at such time as may be agreed to by Bowie and Sieber, or (b) when all principal, interest, fees, expenses, costs and other obligations (collectively, the “Obligations”) outstanding under the GE Credit Agreement have been irrevocably satisfied in full. Notwithstanding any other provision of this Agreement to the contrary, in the event Bowie is using Available Water at the time the Obligations under the GE Credit Agreement are irrevocably satisfied in full and such satisfaction is achieved using borrowed funds, this Agreement shall not be terminated until all of the Obligations arising from the credit agreement or similar agreement pursuant to which such funds were borrowed are irrevocably satisfied in full.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered by their respective representatives, as of the date first above written.

BOWIE RESOURCES, LLC

By:	/s/ Scott Dyer
Name:	Scott Dyer
Title:	CFO

/s/ Keith Sieber
Keith Sieber

S-1

EXHIBIT A

Description of Sieber Property

Parcel 1:

Bowie Resources and Johnson Boundary Adjustment

Recorded February, 2001

Plat Book 25, Page 6

Parcel 1

A portion of the E1/2 NE1/4, Section 31 and a portion of the W1/2 NW1/4, Section 32,

Township 13 South, Range 91 West, 6th P.M.

Described as follows:

Beginning at a point on the southeasterly right of way of Colorado State Highway 133 whence the northwest corner of said Section 32 bears N 18°50’14” E, 1,457.73 feet,

Thence along said highway right of way on the arc of a curve to the left  213.26 feet with a radius of 995.00 feet, and a chord which bears N 49°47’ 04” E, 212.85 feet,

Thence N 43°38’ 40” E, 278.73 feet, along said highway right of way,

Thence leaving said highway right of way S 89°12’ 13” E, 90.98 feet,

Thence N 01°21’ 47” E, 99.15 feet, along the west line of the NW 1/4, said Section 32, back to said highway right of way

Thence N 43°38’ 40” E, 296.55 feet, along said highway right of way,

Thence along said highway right of way on the arc of a curve to the right 97.98 feet with a radius of 5690.00 feet, and a chord which bears N 44°08’ 16” E,  97.98 feet,

Thence leaving said highway right of way

S 25°36’ 22” E, 59.88 feet,

Thence S 85°52’ 17” E, 170.80 feet,

Thence S 37°05’ 05” E, 26.14 feet,

Thence N 63°21’ 01” E, 34.55 feet,

Thence N 57°59’ 30” E, 111.41 feet,

Thence S 33°28’ 55” E, 103.87 feet,

Thence S 56°31’ 05” W, 807.79 feet to a point on the west line of the NW1/4, said Section 32,

Thence S 17°38’ 28” E, 119.36 feet,

Thence S 25°50’ 10” E,  222.66 feet,

Thence S 65°20’ 09” E,  253.92 feet,

Thence S 68°00’ 54” E,    71.11 feet,

Thence S 21°19’ 50” W,  638.80 feet,

Thence N 41°45’ 00” W,  268.00 feet,

Thence N 70°15’ 00” W,    41.30 feet to a point on the west line of the NW1/4, said Section 32,

Thence N 70°15’ 00” W,      5.65 feet,

Thence N 46°45’ 41” W,  127.55 feet,

Thence N 35°42’ 09” W,  147.99 feet,

Thence N 28°18’ 00” W,  501.32 feet, to the point of beginning,

containing 14.44 acres more or less.

Bearings are based on the assumption that the west line of the NW1/4 of

Section 32 bears N 01°21’47” E

Parcel 2:

Bowie Resources Boundary Adjustment

Recorded February, 2006

Plat Book 34, Pages 5-8

Parcel 1

A portion of the SW1/4, Section 29 and the NW1/4 Section 32,

Township 13 South, Range 91 West, of the 6th P.M.

Delta County, Colorado, described as follows:

Beginning at a point on the southeasterly right of way line of state highway 133

Whence the Northwest corner said Section 32 bears S 88°04’11” W, 1002.95 feet,

Thence along the arc of a curve to the left 323.42 feet,

with a radius of 2905.00 feet, a central angle of 06°22’44”

and a chord which bears N 39°48’02” E, 323.25 feet,

along the ROW line of Highway 133,

Thence N 36°36’40” E,  173.30 feet along the ROW line of Highway 133,

Thence along the arc of a curve to the right 199.09 feet,

with a radius of 1870.00 feet, a central angle of 06°06’00”

and a chord which bears N 39°39’40” E, 199.00 feet,

along the ROW line of Highway 133,

Thence N 42°42’40” E,  195.00 feet along the ROW line of Highway 133,

Thence N 85°01’15” E,  151.76 feet,

Thence N 49°16’44” E,  225.00 feet,

Thence S 10°34’50” E,  512.59 feet,

Thence along the arc of a curve to the right 777.73 feet

with a radius of 2922.20 feet, a central angle of 15°14’56”

and a chord which bears S 47°29’48” W, 775.43 feet,

Thence S 72°05’43” W,  144.41 feet,

Thence N 50°26’04” W,  358.40 feet,

to the point of beginning, containing 11.89 acres.

Bearings are based on the assumption that the

south line of the SW1/4 of Section 29 Bears  S 88°58’07” E

Parcel 3:

Bowie Resources Boundary Adjustment

Recorded February, 2006

Plat Book 34, Pages 5-8

Parcel 3

Portions of the South 1/2 Section 29,

Township 13 South, Range 91 West, of the 6th P.M.

Delta County, Colorado, Described as follows:

Beginning at the  South 1/4 corner, Section 29

Thence N 34°25’05” E, 497.00 feet along the river channel,

Thence N 45°38’52” E, 628.00 feet along the river channel,

Thence N 26°39’18” E, 518.00 feet along the river channel,

Thence N 27°17’12” E, 285.00 feet along the river channel,

Thence N 28°29’51” E, 665.66 feet along the river channel,

Thence leaving the river,

Thence N 58°27’08” W,  90.38 feet,

Thence along the arc of a curve to the left 438.88 feet

with a radius of 418.28 feet, a central angle of 60°07’01”

and a chord which bears N 88°30’38” W, 419.02 feet,

Thence S 61°25’51” W,     51.26 feet,

Thence S 27°40’55” W,     90.00 feet,

Thence S 61°26’03” W,   295.77 feet,

Thence S 49°26’11” W,   312.69 feet,

Thence S 36°37’03” W,   470.07 feet,

Thence S 36°37’03” W, 1073.60 feet,

Thence along the arc of a curve to the right 136.64 feet

with a radius of 2977.20 feet, a central angle of 02°37’47”

and a chord which bears S 37°55’52” W, 136.63 feet,

Thence S 10°34’49” E,   56.61 feet,

Thence S 89°40’00” E, 221.48 feet,

Thence S 00°16’02” E,   59.37 feet,

Thence S 00°11’55” E, 164.93 feet,

Thence S 82°59’03” W,   82.11 feet,

Thence N 82°40’55” W, 102.50 feet,

Thence S 30°08’23” E,   16.42 feet,

Thence S 79°52’48” E, 271.31 feet,

Thence S 78°15’24” E, 356.73 feet to the point of beginning,

containing 43.28 acres.

Bearings are based on the assumption that the

south line of the SW1/4 of Section 29 Bears  S 88°58’07” E

Parcel 4:

Portions of the NE1/4 Section 31 and the NW1/4 Section 32,
Township 13 South, Range 91 West, of the 6th P.M.
Delta County, Colorado
Described as follows:

Beginning at the 1/4 between Sections 31 and 32,
(Southeast corner of the NE1/4 Section 31)
Thence N 89º02’27” W, 987.85 feet along the south line of the NE1/4 Section 31,
Thence 89º02’27” W, 180.26 feet along the south line of the NE1/4 Section 31,
Thence N 57º00’39” W, 157.07,
Thence N 00º15’51” E, 253.51 feet,
Thence N 79º59’20” W, 201.51 feet,
Thence N 13º29’08” W, 265.21 feet,
Thence N 64º39’00” W, 45.00 feet,
Thence N 25º21’00” E, 54.50 feet,
Thence N 15º04’20” E, 107.29 feet to the south ROW line of State Highway 133,
Thence along the arc of a curve to the right 237.57 feet,
With a radius of 1106.00 feet, a central angle of 12º18’26”
and a chord which bears N 66º25’27” E, 237.11 feet,
Thence N 72º34’40” E, 695.20 feet,
Thence along the arc of a curve to the left 289.20 feet
with a radius of 995.00 feet, a central angle of 16º39’11”
and a chord which bears N 64º15’04” E, 288.18 feet,
Thence S 28º18’00” E, 501.32 feet,
Thence S 35º42’09” E, 147.99 feet,
Thence S 46º45’41” E, 127.55 feet,
Thence S 70º15’00” E, 5.65 feet to a point on the East line of Section 31
Thence S 70º15’00” E, 41.30 feet,
Thence S 41º45’00” E, 268.00 feet,
Thence S 06º02’02” E, 155.17 feet
Thence S 46º48’00” W, 340.00 feet to the point of beginning, containing 34.88 acres;

LESS, SAVE AND EXCEPT the following parcel sometimes described as the “Area of Conflict”:

Portion of the NE1/4 Section 31,
Township 13 South, Range 91 West, of the 6th P.M.
Delta County, Colorado
Described as follows:

Beginning at a point whence the 1/4 between Sections 31 and 32, bears S 67º19’03” E, 1689.49 feet,
Thence N 64º39’00” W, 45.00 feet,

Thence N 25º21’00” E, 54.40 feet,

Thence S 14º11’46” E, 70.68 feet to the point of beginning,

containing 1,226 square feet, or 0.03 acres.

Bearings are based on the assumption that the South line

of the NE1/4 Section 31 bears N 89º02’27” W